UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 15, 2002

                             ASWAN INVESTMENTS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


                         0-29321                            87-0643635
                         -------                            ----------
                 (Commission File Number)  (IRS Employer Identification Number)




                        c/o Ruairidh Campbell, President
                 1403 East 900 South, Salt Lake City, Utah 84105
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (801) 582-9609
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 5.           Other Events

On July 17, 2002, a majority of the shareholders of Aswan Investments, Inc. ("Company"), comprised of four (4) individuals, consituting approximately ninety seven percent (97%) of the Company's issued and outstanding securities, approved Shareholders Action in Lieu of an Extraordinary Special Meeting of the Shareholders that effected a reverse split and a name change. The reverse split of one for five (1-5) was effected as of July 17, 2002, which reduced the Company's shares from 6,564,500 to1,312,900 shares issued and outstanding as of that date.

A name change was approved to amend the Company's name from "Aswan Investments, Inc." to "Montana Mining, Corp." The name change was effected with the State of Nevada pursuant to an amendment to the Company's articles of incorporation on August 5, 2002.

ITEM 7.           Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

1. Amendment to the Company's Articles of Incorporation dated July 18, 2002 (SEC Reference Number 3(i)).


Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Aswan Investments, Inc.

Signature                                                              Date



By:  /s/ Ruairidh Campbell                                      August 15, 2002
   -----------------------------------------------------
Name: Ruairidh Campbell
Title:   President














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EXHIBIT 3(i)
                              ARTICLES OF AMENDMENT
                                     TO THE
                          ARTICLES OF INCORPORATION OF

                             Aswan Investments, Inc.

Pursuant to Section 78.320 of the Nevada Revised Statutes, the undersigned persons, desiring to amend the Articles of Incorporation of Aswan Investments, Inc., under the laws of the State of Nevada, do hereby sign, verify, and deliver to the Office of the Secretary of State of the State of Nevada this Amendment to the Articles of Incorporation for the above-named company (hereinafter referred to as the "Company"):

Pursuant to the provisions of Section 78.320, the amendment contained herein was duly approved and adopted by a majority of shareholders and by the board of directors of the Company.

 FIRST: The Articles of Incorporation of the Corporation were first filed and approved by the Office of the Secretary of State of the State of Nevada on December 10, 1999.

 SECOND: The following amendment to change the name of the Corporation to Montana Mining Corp., was adopted by 6,520,000 shares, or 97 %, of the 6,564,500 issued and outstanding shares of common stock entitled to approve such amendment.

 THIRD: The First article of the Articles of Incorporation of the Company is hereby amended and stated in its entirety to read as follows:

         "FIRST: The name of the Company shall be Montana Mining Corp.


DATED this 18th day of July, 2002.



/s/ Ruairidh Campbell
Ruairidh Campbell, President, and Director

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